UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2020

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

(Registrant’s telephone number, including area code): (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities

On December 7, 2020, Community Health Systems, Inc. (the “Company”) entered into a privately negotiated agreement (the “Exchange Agreement”) with a multi-asset investment manager who has certain funds and accounts, which are holders (the “Holders”) of 6.875% Senior Unsecured Notes due 2028 (the “Notes”) issued by CHS/Community Health Systems, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“CHS/CHS”). The Company and CHS/CHS have agreed to exchange $700 million aggregate principal amount of the Notes held by the Holders for an aggregate consideration of $400 million of cash and 10 million newly issued shares of the Company’s common stock (the “Exchange”). In addition, CHS/CHS will pay to the Holders an amount in cash equal to accrued and unpaid interest to, but not including, the closing date. The Company intends to use cash on hand to fund the cash consideration of this exchange. Following the completion of the Exchange, which is expected to close on December 9, 2020, subject to customary closing conditions, the exchanged Notes will be cancelled and CHS/CHS will have approximately $767 million of the Notes outstanding. The issuance of the shares of the Company’s common stock to the Holders pursuant to the Exchange Agreement will be made pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 3(a)(9) thereof.

Item 8.01	Other Events

On December 7, 2020, the Company issued a press release announcing the transactions described herein. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

  (d)          Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Community Health Systems, Inc. Press Release, dated December 7, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2020	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ Kevin J. Hammons
Kevin J. Hammons
Executive Vice President and Chief Financial Officer
(principal financial officer)